SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
August 14, 2003 (August 14, 2003)

Perot Systems Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22495	75-2230700

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 577-0000

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 14, 2003, Perot Systems Corporation (the “Corporation”) issued a press release, a copy of which is provided as Exhibit 99.1.

Item 7. EXHIBITS

Exhibit
Number	Description

*99.1	Press Release dated August 14, 2003.

*	Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2003	PEROT SYSTEMS CORPORATION

	By:	/s/ ROBERT J. KELLY

Robert J. Kelly
Corporate Controller and
Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

*99.1	Press Release dated August 14, 2003.

*	Furnished herewith.